SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 17, 2001

Date of Report (date of earliest event reported)

SANMINA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-21272	77-0228183

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street
San Jose, California 95134
(Address of principal executive offices)

(408) 964-3500
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX TO FORM 8-K
Exhibit 2.1
Exhibit 99.1

Item 5. Other Events

      On July 13, 2001, Sanmina Corporation (“Sanmina”) and SCI Systems, Inc. (“SCI”) signed a definitive merger agreement pursuant to which Sanmina intends to acquire the outstanding capital stock and rights to acquire capital stock of SCI (the “Merger”).

      A copy of each of the Agreement and Plan of Reorganization dated July 13, 2001 by and among Sanmina, SCI and Sun Acquisition Subsidiary, Inc. is attached hereto as Exhibit 2.1, and a copy of the press release issued by Sanmina on July 16, 2001 is attached hereto as Exhibit 99.1. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

2.1	Agreement and Plan of Reorganization by and among Sanmina Corporation, Sun Acquisition Subsidiary, Inc., and SCI Systems, Inc.

99.1	Press release of Registrant dated July 16, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2001	SANMINA CORPORATION

/s/ RANDY W. FURR

Randy W. Furr President and Chief Operating Officer

SANMINA CORPORATION

EXHIBIT INDEX TO FORM 8-K
Dated July 17, 2001

Exhibit

2.1	Agreement and Plan of Reorganization by and among Sanmina Corporation, Sun Acquisition Subsidiary, Inc., and SCI Systems, Inc.

99.1	Press release of Registrant dated July 16, 2001